                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 15, 2003


                         A.C. MOORE ARTS & CRAFTS, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Pennsylvania                 000-23157                22-3527763
------------------------------    -----------------------   -------------------
  (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)





              500 University Court
                 Blackwood, NJ                                     08012
    ----------------------------------------                    -----------
    (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code       (856) 228-6700
                                                              --------------

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

Item 12.         Results of Operations and Financial Condition
                 ---------------------------------------------

            On October 15, 2003, the Registrant issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this report.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         A.C. MOORE ARTS & CRAFTS, INC.



Date:  October 15, 2003                  By:  /s/ Leslie H. Gordon
                                             -----------------------------------
                                              Name:  Leslie H. Gordon
                                              Title: Chief Financial Officer and
                                                     Executive Vice President



                                  Exhibit Index

Exhibit No.                       Description
-----------                       -----------
   99.1                           Press Release dated October 15, 2003.